Proof of November 14, 1994                                 EXHIBIT NO. 1-1




                             [Form of  Debt Security
                             Underwriting Agreement]



                             UNDERWRITING AGREEMENT


                                                                       [Date]


   To the Representatives
       named in Schedule I
       hereto of the several
       Underwriters named in
       Schedule II hereto

   Dear Sirs:

          NUI CORPORATION, a New Jersey corporation (the "Company"), proposes to issue and sell to the persons named in Schedule II attached hereto (the "Underwriters"), for whom the firms named in Schedule I attached hereto are acting as representatives (the "Representatives"), an aggregate amount of securities as set forth and described on Schedule I attached hereto (the "Securities") of the Company. The Securities are described in the Prospectus which is referred to below. If the firm or firms listed in
   Schedule II attached hereto include only the firm or firms listed in
   Schedule I attached hereto, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

          The Company has filed in accordance with the provisions of the Securities Act of 1933 (the "Act") with the Securities and Exchange
   Commission (the "SEC") a registration statement on Form S-3 (with a registration number and effective date as set forth on Schedule A attached hereto), which registration statement includes a prospectus, for the registration under the Act of the Securities. Such registration statement and prospectus may have been amended or supplemented from time to time prior to the date of this Agreement. Such registration statement, including the exhibits thereto, as amended as of the date of the sale of any Securities, is hereinafter referred to as the "Registration
   Statement."  The Indenture (the "Indenture"), dated as of ____________
   ___, 1994, between the Company and First Fidelity Bank, National
   Association, as trustee (the "Trustee"), has been qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act"), and the Company has duly authorized the issuance of the Securities. The Registration Statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company proposes to file with the SEC from time to time, pursuant to Rule 424 under the Act, supplements to the prospectus relating to the Securities included in the Registration Statement, which will describe certain terms of the Securities and prior to any such filing will advise you of all further information (financial and other) with respect to the Company to be set forth therein. The term "Prospectus" means the prospectus in the form in


   which it appears in the Registration Statement as it may have been amended or supplemented from time to time prior to the date of this Agreement, other than any amendment or supplement relating solely to securities other than the Securities, together with the prospectus supplement or supplements specifically relating to any Securities sold pursuant to this Agreement (the "Prospectus Supplement"), in the form in which from time to time it has most recently been filed with, or transmitted for filing to, the SEC pursuant to Rule 424 under the Act. Any reference herein to the Registration Statement and Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 11 of Form S-3 which documents were filed under the Securities Exchange Act of 1934 (the "Exchange Act").

          The Company and the Underwriters agree as follows:

          1. Sale and Purchase. Upon the basis of the representations and the other terms and conditions herein set forth, the Company agrees to sell to each of the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the Securities set forth opposite the name of such Underwriter in Schedule II attached hereto at the purchase price set forth on Schedule I attached hereto plus accrued interest thereon, if any, from the date of original issuance of the Securities to the Closing Date (as defined below). You shall release the Securities for public sale promptly after the execution and delivery of this Agreement. You may from time to time increase or decrease the public offering price after the initial public offering of the Securities to such extent as you may determine.

          2. Payment and Delivery. Payment of the purchase price for the Securities shall be made to the Company by certified, cashier's or official bank check, payable in New York clearing house funds, against credit with respect to the Securities for the respective accounts of the Underwriters of the one or more global Securities to be deposited with The Depository Trust Company ("DTC"). Such payment, deposit and credit shall be made at such time and location as set forth in Schedule I attached hereto, on the fifth Business Day (as defined in the Indenture) following the day on which this Agreement shall become effective (unless another date, time or place shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment, deposit and credit are actually made is hereinafter called the "Closing" and the date of the Closing is hereinafter called the "Closing Date." The Securities shall be issued in book-entry form through the facilities of DTC. The Representatives agree to furnish to DTC the names and denominations of the Securities for each Underwriter not less than 72 hours prior to the Closing. If such information is not received by that time, the Securities will be credited to the account of one of the Representatives as a single credit and any subsequent registration of transfer to effect a reallocation of the Securities shall be the responsibility of the Underwriters.

          3. Representations of the Company. The Company makes the following representations to each of the Underwriters, all of which representations shall survive the issuance and delivery of the Securities:

     (a) The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of New Jersey and duly qualified to do business in the States of Florida, Maryland, New York and




   North Carolina and the Commonwealth of Pennsylvania; the Company has full power and authority to transact the business in which it is engaged, to own and operate the properties used by it in such business, to execute and deliver this Agreement and the Indenture and to perform its obligations hereunder and thereunder; the conduct of the Company's business does not make the qualification or licensing of the Company as a foreign corporation necessary in any other state or jurisdiction where failure to so qualify would materially adversely affect the transactions contemplated by this Agreement, the Registration Statement or the Prospectus or have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole; and the Company has the franchises requisite to its business except for such franchises which the failure to have would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole.

     (b) The Company has duly authorized the execution, delivery and performance of this Agreement, the Securities and the Indenture, and this Agreement has been duly executed and delivered by the Company; as of the time of the Closing, the Securities and the Indenture will have been duly executed and delivered by the Company; the Indenture, when so executed and delivered by the Company and duly authorized, executed and delivered by the Trustee, will constitute, and the Securities, when so executed and delivered by the Company and duly authenticated by the Trustee, will constitute, the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting the enforcement of creditors' rights generally and except to the extent that the enforceability thereof may be limited by the application of general principles of equity; the Securities, when duly authorized and delivered by the Company and duly authenticated by the Trustee, will be entitled to the benefit of the Indenture; all approvals or other actions by, or filings with, any governmental authority required in connection with the execution, delivery or performance by the Company of this Agreement, the Indenture and the Securities have heretofore been obtained or taken other than (i) in connection with any Prospectus Supplement to be filed or transmitted for filing under the Act on or after the date hereof, (ii) the required approvals, if any, by the Florida Public Service Commission, the Public Service Commission of the State of Maryland, the Board of Public Utilities of the State of New Jersey, the Public Service Commission of the State of New York (the "NYPSC"), the Utilities Commission of the State of North Carolina and the Public Utility Commission of the Commonwealth of Pennsylvania (collectively, the "Utility Commissions"), and (iii) the necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters; the Company has filed the required applications, if any, for such required approvals by the Utility Commissions (other than any filing for approval which may be required from the NYPSC after the execution of this Agreement with respect to (i) the terms of this Agreement, (ii) the terms of the Securities and the sale thereof, (iii) the terms of the initial public offering of the Securities and (iv) any other similar or related matters) and, as to each such application, the Company has no reason to believe that the approval of such application will not be received by the Company; neither the making of nor the performance by the Company under this Agreement or the Indenture will conflict with or violate any statutory or constitutional provision or the Company's Articles of Incorporation or By-Laws or any indenture, mortgage, deed of




   trust, agreement or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their properties may be bound or any regulation, court order or consent decree to which the Company or any of its subsidiaries is subject other than those conflicts or violations which would not have a material adverse affect on the general affairs or the financial position or the net assets of the Company and its subsidiaries taken as a whole; the Company has duly authorized the taking of any and all other actions necessary to carry out and give effect to the transactions contemplated to be performed on its part by the Registration Statement, the Prospectus, this Agreement and the Indenture; the Company is not in material default under any obligation for borrowed money; and no default will exist under the provisions of the Indenture when executed and delivered.

     (c) (i) Each part of the Registration Statement, when such part became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement, when it became effective, complied, and the Prospectus as of the date hereof complies, and the Prospectus, when it will first be used to confirm sales of the Securities and at the Closing Date, will comply in all material respects with the Act and the Trust Indenture Act and the applicable rules and regulations of the SEC thereunder, (iii) each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and the rules and regulations of the SEC thereunder and (iv) the Prospectus as of the date hereof does not contain and the Prospectus, when it will first be used to confirm sales of the Securities and at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations set forth in this paragraph (c) do not apply (A) to any statements or omissions in the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing to the Company by, or on behalf of, any Underwriter expressly for use in the Registration Statement or the Prospectus or (B) to any statements in or omissions from that part of the Registration Statement that shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act of the Trustee (the "Statement of Eligibility").

     (d) The documents incorporated by reference in the Prospectus, when they were filed with the SEC, complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the rules and regulations of the SEC thereunder; and any further documents so filed and incorporated by reference, when they are filed with the SEC will comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the rules and regulations of the SEC thereunder.

     (e) There has been no material adverse change in the business, properties or financial condition of the Company and its subsidiaries taken as a whole from that shown in the Registration Statement or the Prospectus.






     (f) Except as disclosed in the Registration Statement or the Prospectus, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or, to the knowledge of the Company, threatened against the Company (or, to the knowledge of the Company, any meritorious basis therefor) wherein an unfavorable decision, ruling or finding would have a material adverse effect on the transactions contemplated by this Agreement, the Registration Statement and the Prospectus, the validity or enforceability of the Indenture or this Agreement, the corporate existence or powers of the Company, the financial condition of the Company and its subsidiaries taken as a whole, or the operation by the Company or its subsidiaries of its properties.

          4. The Underwriters' Representations. Each Underwriter makes the following representations to the Company, all of which representations shall survive the issuance and delivery of the Securities:

     (a) The written information furnished to the Company by, or on behalf of, each Underwriter for use in the Prospectus is correct as to such Underwriter. Each Underwriter, in addition to other written information furnished to the Company for use in the Prospectus, herewith furnishes to the Company, through the Representatives, for use in the Prospectus, the written information with regard to the public offering, if any, of the Securities by such Underwriter and warrants and represents that such written information is correct as to such Underwriter.

     (b) Each Underwriter may lawfully purchase from the Company the Securities that it has agreed to purchase pursuant to this Agreement.

          5. Covenants of the Company. The Company hereby covenants and agrees that it shall:

     (a) As soon as reasonably practicable after the Company is advised thereof, advise the Representatives and confirm the advice in writing of any request made by the SEC for amendments to the Registration Statement or the Prospectus or for additional information with respect thereto or of the entry of a stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceedings for that purpose and, if such a stop order should be entered by the SEC, to make every reasonable effort to obtain the lifting or removal thereof.

     (b) Deliver to the Underwriters, without charge, as soon as reasonably practicable and from time to time thereafter during such period of time (not exceeding nine months) after the effective date of this Agreement as the Underwriters are required by law to deliver a prospectus, as many copies of the Prospectus (as supplemented or amended if the Company shall have made any supplements or amendments thereto, other than supplements or amendments relating solely to securities other than the Securities) as the Representatives may reasonably request; and in case any Underwriter is required to deliver a prospectus after the expiration of nine months after the effective date of this Agreement, to furnish to the Representatives as soon as reasonably practicable, upon request by the Representatives, a reasonable quantity of a supplemental prospectus or of a Prospectus Supplement complying with Section 10(a)(3) of the Act.

     (c) Furnish to the Representatives a copy, certified by the Secretary or an Assistant Secretary of the Company, of the Registration Statement as




   initially filed with the SEC and of all amendments thereto, other than amendments relating solely to securities other than the Securities, and, upon request, to furnish to the Representatives sufficient plain copies thereof (exclusive of exhibits thereto) or of a composite of the Registration Statement giving effect to all amendments thereto (exclusive of exhibits thereto and of the Statement of Eligibility), other than amendments relating solely to securities other than the Securities, for distribution of one copy thereof to each of the other Underwriters.

     (d) As soon as reasonably practicable, to make generally available to its security holders and the Representatives an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the rules and regulations of the SEC promulgated under the Act.

     (e) Use its reasonable best efforts to qualify the Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Representatives may designate within six months after the date hereof and itself to pay, or to reimburse the Underwriters and their counsel for, reasonable filing fees and actual out-of-pocket expenses in connection therewith in an amount not exceeding $5,000 in the aggregate (including filing fees and expenses paid and incurred prior to the date hereof), provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company to be unduly burdensome.

     (f) For such period of time (not exceeding nine months) after the effective date of this Agreement as the Underwriters are required by law to deliver a prospectus, if any event shall have occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, forthwith prepare and furnish, at its own expense, to the Underwriters and to dealers (whose names and addresses are furnished to the Company by the Representatives) to whom Securities may have been sold by the Underwriters and, upon request, to any other dealers making such request at such dealers' expense, copies of such amendments to the Prospectus or supplemental information; in such case, the Company promptly will notify the Representatives that the Underwriters shall suspend solicitation of offers to purchase Securities and, if so notified by the Company, the Underwriters covenant and agree that the Underwriters shall promptly suspend such solicitation and cease using the Prospectus as then amended or supplemented; upon the filing of an amendment or supplement to the Registration Statement or Prospectus with the SEC or effectiveness of an amendment to the Registration Statement, the Underwriters may resume the solicitation of offers to purchase Securities hereunder.

     (g) Pay the costs of preparing and reproducing or printing and distributing this Agreement, the Indenture, such Securities, the Registration Statement, the Prospectus (including the cost, if any, of amending or supplementing and distributing the Registration Statement and the Prospectus pursuant hereto) and the Blue Sky Memorandum; the fees of rating agencies, if any; the fees and disbursements of accountants for the Company; the fees and disbursements of the Trustee and counsel for the Trustee, if any; and the costs (including counsel fees not to exceed $5,000) of qualifying such Securities for sale under the Blue Sky or other




   securities laws of certain jurisdictions of the United States of America and of preparing the Blue Sky Memorandum as set forth in Section 5(e) hereof; provided, however, if the Underwriters shall not take up and pay for the Securities due to the failure of the Company to comply with any of the conditions specified in Section 7 hereof, or if this Agreement shall be terminated in accordance with the provisions of Section 9 hereof, the Company agrees to pay the reasonable fees and actual out-of-pocket expenses of Winthrop, Stimson, Putnam & Roberts, as counsel to the Underwriters.

     (h) Between the date of this Agreement and the Closing Date, the Company will not, without the Representatives' prior consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Securities (other than (i) the Securities that are to be sold pursuant to this Agreement, (ii) debt securities previously agreed to be sold by the Company and (iii) commercial paper issued in the ordinary course of the Company's business), except as may otherwise be provided in this Agreement.

          6. Reimbursement of Underwriters' Expenses. If the Securities are not delivered for any reason other than the termination of this Agreement pursuant to Section 9 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall reimburse the Underwriters for all of their actual out-of-pocket expenses.

          7. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the fulfillment of the following conditions at or before the Closing:

     (a) The Company's representations contained herein shall be true in all material respects on the date hereof and such representations shall be true in all material respects on and as of the Closing Date.

     (b) At the Closing, each of you shall receive an opinion of Kaye, Scholer, Fierman, Hays & Handler, Special Counsel to the Company, addressed to each of you, as the Representatives, dated the Closing Date and in form and substance reasonably satisfactory to each of you, substantially stating in effect that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey; the Company has full corporate power and authority to transact the business in which it is engaged, to own and operate the properties used by it in such business, to undertake the transactions contemplated by the Registration Statement, to execute and deliver this Agreement, the Indenture and the Securities and to perform its obligations hereunder and thereunder.

          (ii) This Agreement has been duly authorized, executed and delivered by the Company.

          (iii) The Securities and the Indenture have been duly authorized, executed and delivered by the Company; the Indenture has been duly qualified under the Trust Indenture Act; the Securities, assuming due authentication thereof by the Trustee, and the Indenture, assuming due authorization, execution and delivery thereof by the Trustee, are the




   legal, valid and binding obligations of the Company; and the Securities, assuming due authentication thereof by the Trustee, are entitled to the benefit of the Indenture.

          (iv) The making of and the performance by the Company under this Agreement, the Indenture and the Securities and the carrying out by the Company of the terms hereof and thereof do not violate or conflict with any statutory or constitutional provision applicable to the Company or any provision of the Company's Articles of Incorporation or By-Laws or any indenture, mortgage, deed of trust, agreement or other instrument filed as an exhibit to the Registration Statement.

          (v) The statements contained in the Registration Statement and the Prospectus under the captions "Description of Debt Securities" and ["Supplemental Description of the Notes," except under the subheading "Book Entry Notes,"] insofar as they relate to provisions of the Securities and the Indenture, are accurate in all material respects.

          (vi) The Registration Statement, when it became effective, and the Prospectus, when it was filed with, or transmitted for filing to, the SEC pursuant to Rule 424, each appeared on its face to be responsive in all material respects to the applicable requirements of the Act and the Trust Indenture Act and the rules and regulations promulgated thereunder by the SEC (except as to the financial statements and schedules and other financial, engineering and statistical data contained in the Registration Statement, the Prospectus or documents incorporated in the Prospectus as to which such counsel need express no opinion).

          (vii) The Registration Statement has become effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or threatened under Sections 8(d) or 8(e) of the Act by the SEC.

          In rendering their opinion, such counsel may rely, as to matters of New Jersey law, on the opinion of Mary Patricia Keefe, Esq., Group Vice President and General Counsel of Elizabethtown Gas Company, a Division of the Company ("EGC"), referred to in Section 7(c) hereof, dated the Closing Date and addressed to each of you, as the Representatives, and, as to factual matters, on certificates of public officials and officers of the Company, provided that copies of such opinion and certificates shall be furnished to each of you, as the Representatives, and, provided further, that, in the case of any such reliance, such counsel shall state that they believe that they and the Underwriters are justified in relying on such opinion and certificates for such matters.

          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of Winthrop, Stimson, Putnam & Roberts, representatives of the independent public accountants of the Company, representatives of the Representatives, and Mary Patricia Keefe, Esq., Group Vice President and General Counsel of EGC, at which the contents of the Registration Statement and the Prospectus were discussed and, although in rendering the opinion expressed in subparagraph (vi) above and the other opinions expressed in such opinion letter, such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration




   Statement or the Prospectus (except as and to the extent stated in subparagraph (v) above), on the basis of the foregoing, nothing has come to the attention of such counsel that leads them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, at the time the Prospectus was filed with the SEC pursuant to Rule 424 and at the date of such opinion, the Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial, engineering and statistical data included or incorporated by reference in the Registration Statement or the Prospectus and that part of the Registration Statement that constitutes the Statement of Eligibility).

     (c) At the Closing, each of you shall receive an opinion of Mary Patricia Keefe, Esq., Group Vice President and General Counsel of EGC, addressed to each of you, as the Representatives, dated the Closing Date and in form and substance reasonably satisfactory to each of you, substantially stating in effect that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey and is duly qualified to do business in the States of Florida, Maryland, New York and North Carolina and the Commonwealth of Pennsylvania; the Company has full power and authority to transact the business in which it is engaged, to own and operate the properties used by it in such business, to undertake the transactions contemplated by the Registration Statement, to execute and deliver this Agreement, the Securities and the Indenture and to perform its obligations hereunder and thereunder; the conduct of the Company's business does not make the qualification or licensing of the Company as a foreign corporation necessary in any other state or jurisdiction where failure so to qualify would adversely affect the transactions contemplated by this Agreement or the Registration Statement or have a material adverse effect on the financial condition of the Company; and the Company has the franchises requisite to its business except for such franchises which would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole.

          (ii) The Securities and the Indenture have been duly authorized, executed and delivered by the Company; the Securities, assuming due authentication thereof by the Trustee, and the Indenture, assuming due authorization, execution and delivery thereof by the Trustee, are the legal, valid and binding obligations of the Company; and the Securities, assuming due authentication thereof by the Trustee, are entitled to the benefit of the Indenture.

          (iii) This Agreement has been duly authorized, executed and delivered by the Company.

          (iv) The making of and the performance by the Company under the Indenture, the Securities and this Agreement and the carrying out by the Company of the terms thereof and hereof do not violate or conflict with




   any statutory or constitutional provision applicable to the Company or any provision of the Company's Articles of Incorporation or By-Laws or any indenture, mortgage, deed of trust, agreement or other instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their properties may be bound or any regulation, court order or consent decree to which the Company or any of its subsidiaries is subject other than those conflicts or violations which would not have a material adverse effect on the general affairs or the financial position or the net assets of the Company and its subsidiaries taken as a whole.

          (v) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or, to her knowledge, threatened against the Company (or, to her knowledge, any meritorious basis therefor) wherein an unfavorable decision, ruling or finding would have a material adverse effect on the transactions contemplated by this Agreement and the Registration Statement, the validity or enforceability of this Agreement, the Securities or the Indenture, the corporate existence or powers of the Company, the business, properties or financial condition of the Company and its subsidiaries taken as a whole or the operation by the Company or its subsidiaries of its properties.

          (vi) The Board of Public Utilities of the State of New Jersey has issued appropriate orders with respect to the execution, delivery and performance by the Company of this Agreement, the Indenture and the Securities, and no other regulatory approval or consent is required to be obtained, nor is any filing with any governmental entity required to be made under the laws of the State of New Jersey or under federal law by the Company in connection with the execution, delivery and performance of this Agreement, the Indenture or the Securities or the consummation of the transactions contemplated hereby or thereby; provided, however, that such counsel shall not be required to express an opinion with respect to the necessity for any (a) action under the laws of the States of Florida, Maryland, New York or North Carolina or the Commonwealth of Pennsylvania, as to which matters the Underwriters are relying upon the opinions, each dated the Closing Date and addressed to each of you, as the Representatives, of McWhirter, Reeves, McGlothlin, Davidson & Bakas; Piper & Marbury; Cullen & Dykman; Brooks, Pierce, McLendon, Humphrey & Leonard; and Malatesta, Hawke & McKeon, respectively (or in the case of any of the foregoing counsel, other counsel reasonably acceptable to the Representatives), and (b) qualification or other action under the Blue Sky or securities laws of any jurisdiction.

          (vii) The documents incorporated by reference in the Registration Statement, when they were filed with the SEC, complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the rules and regulations of the SEC thereunder.

          (viii) The Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or threatened under Sections 8(d) or 8(e) of the Act by the SEC.

          In rendering her opinion, such counsel may rely, as to matters of Florida, Maryland, New York, North Carolina and Pennsylvania law, on the opinions of McWhirter, Reeves, McGlothlin, Davidson & Bakas; Piper &




   Marbury; Cullen & Dykman; Brooks, Pierce, McLendon, Humphrey & Leonard; and Malatesta, Hawke & McKeon, respectively (or in the case of any of the foregoing counsel, other counsel reasonably acceptable to the Representatives), each such opinion dated the Closing Date and addressed to each of you, as the Representatives, and as to factual matters on certificates of public officials and officers of the Company, provided that copies of such opinions and certificates shall be furnished to each of you, as the Representatives, and, provided further, that, in the case of any such reliance, she shall state that she believes that she and the Underwriters are justified in relying on such opinions and certificates for such matters.

          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Representatives, representatives of Kaye, Scholer, Fierman, Hays & Handler, special counsel for the Company, and representatives of Winthrop, Stimson, Putnam & Roberts at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing nothing has come to the attention of such counsel that causes her to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, at the time the Prospectus was filed with the SEC pursuant to Rule 424 and at the date of such opinion, the Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial, engineering and statistical data included or incorporated by reference in the Registration Statement or the Prospectus and that part of the Registration Statement that constitutes the Statement of Eligibility).

     (d) At the Closing, each of you shall receive an opinion of Winthrop, Stimson, Putnam & Roberts addressed to each of you, as the Representatives, dated the Closing Date and in form and substance reasonably satisfactory to each of you, substantially stating in effect that:

          (i) The Registration Statement has become effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or threatened under Sections 8(d) or 8(e) of the Act by the SEC.

          (ii) The descriptions and summaries of the Securities, this Agreement and the Indenture contained in the Registration Statement and the Prospectus under the captions "Description of Debt Securities," "Plan of Distribution" and ["Supplemental Description of the Notes," except under the subheading "Book Entry Notes,"] are accurate and fairly present the information purported to be shown with respect thereto.




          (iii) This Agreement has been duly authorized, executed and delivered by the Company.

          (iv) The Securities and the Indenture have been duly authorized, executed and delivered by the Company; the Indenture has been qualified under the Trust Indenture Act; the Securities, assuming due authentication thereof by the Trustee, and the Indenture, assuming due authorization, execution and delivery thereof by the Trustee, are the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Securities, assuming due authentication thereof by the Trustee, are entitled to the benefit of the Indenture.

          (v) The Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with, or transmitted for filing to, the SEC (except in each case as to the financial statements and schedules and other financial, engineering and statistical data contained therein, as to which such counsel need express no opinion), complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the SEC thereunder.

          In passing upon the forms of the Registration Statement and the Prospectus, such counsel may necessarily assume the correctness and completeness of the statements made and information included therein by the Company and take no responsibility therefor, except as set forth in subparagraph (ii) above and except insofar as such statements and information relate to such counsel. In addition, such counsel shall state that, in the course of the preparation of the Registration Statement and the Prospectus, such counsel has had conferences with certain of the officers and employees of the Company, with the Representatives, with Kaye, Scholer, Fierman, Hays & Handler, special counsel for the Company, with the independent public accountants for the Company and with Mary Patricia Keefe, Esq., Group Vice President and General Counsel of EGC and reviewed the documents listed in the Registration Statement as being incorporated therein by reference and, on the basis of the foregoing, nothing has come to the attention of such counsel that leads them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, at the time the Prospectus was filed with the SEC pursuant to Rule 424 and at the date of such opinion, the Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial, engineering and statistical data included or incorporated by reference in the Registration Statement or the Prospectus and that part of the Registration Statement that constitutes the Statement of Eligibility).

          In rendering their opinion, such counsel may rely, as to matters of New Jersey law, on the opinion of Mary Patricia Keefe, Esq., Group Vice




   President and General Counsel of EGC, referred to in Section 6(c) hereof, dated the Closing Date and addressed to each of you, as the Representatives, and, as to factual matters, on certificates of public officials and officers of the Company, provided that copies of such opinion and certificates shall be furnished to each of you, as the Representatives, and, provided further, that, in the case of any such reliance, such counsel shall state that they believe that they and the Underwriters are justified in relying on such opinion and certificates for such matters.

     (e) At the Closing, each of you shall receive an opinion of each of McWhirter, Reeves, McGlothlin, Davidson & Bakas; Piper & Marbury; Cullen & Dykman; Brooks, Pierce, McLendon, Humphrey & Leonard; and Malatesta, Hawke & McKeon, respectively (or in the case of any of the foregoing counsel, other counsel reasonably acceptable to the Representatives), addressed to each of you, as the Representatives, each dated the Closing Date and in form and substance reasonably satisfactory to the Representatives, substantially to the effect set forth in Exhibits A-1 through A-5 attached hereto.

     (f) At the Closing, each of you shall receive a letter or letters of the Company's independent public accountants, addressed to each of you, as the Representatives, dated the Closing Date and in form and substance reasonably satisfactory to each of you, substantially stating in effect that:

          (i) With respect to the Company they are independent public accountants within the meaning of the Act.

          (ii) In their opinion, the audited consolidated financial statements included in the Company's 10-K Report for the most recent fiscal year-end (the "10-K Report") and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations of the SEC thereunder with respect to annual reports on Form 10-K.

          (iii) They consent to the incorporation by reference in the Registration Statement of their report, dated __________ __, ____, appearing in the 10-K Report and to the reference to them under the caption "Experts" in the Registration Statement.

          (iv) On the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of: (A) reading of the minutes of the Board of Directors of the Company and its subsidiaries subsequent to the most recent fiscal year-end, as set forth in the minute books to a specified date not more than five business days prior to the Closing, (B) reading the unaudited condensed consolidated financial statements of the Company and its subsidiaries incorporated by reference in the Registration Statement and (C) making inquiries of officials of the Company and its subsidiaries who have responsibility for financial and accounting matters, nothing has come to their attention that caused them to believe that (a) the unaudited condensed consolidated financial statements incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations of the SEC thereunder with respect to reports on




   Form 10-Q or are not presented fairly in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the most recent audited consolidated financial statements incorporated by reference in the Registration Statement, (b) at a specified date not more than five business days prior to the date of this letter there was any change in capital stock, short-term debt or long-term debt or any decrease in the net assets of the Company and its subsidiaries consolidated as compared with the corresponding amounts shown in the most recent unaudited consolidated balance sheet incorporated by reference in the Registration Statement, except in all instances for changes or decreases which the Registration Statement discloses have occurred or may occur, and except for such other changes or decreases as the Underwriters shall, in their sole discretion, accept, or (c) for the period from __________ __, ____ through a specified date not more than five business days prior to the date of this letter there were any decreases in total consolidated operating revenues or net income, as compared with the corresponding period in the preceding year, except in all instances for changes or decreases which the Registration Statement discloses have occurred or may occur, and except for such other changes or decreases as the Underwriters shall, in their sole discretion, accept.

          (v) They have performed specified procedures set forth in detail in such letter in connection with certain data set forth or incorporated by reference in the Registration Statement, as reasonably requested by the Representatives, and which are expressed in dollars or percentages derived from dollar amounts, and have found such data to be in agreement with the general accounting records of the Company.

     (g) No stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act and no proceedings for that purpose shall have been instituted or threatened under Sections 8(d) or 8(e) of the Act by the SEC.

     (h) Between the time of the execution of this Agreement and the Closing Date, no materially adverse change in the general affairs or in the financial position or net assets of the Company and its subsidiaries, taken as a whole, from that shown in the Registration Statement or the Prospectus has occurred, other than changes disclosed by or contemplated in the Registration Statement or the Prospectus.

     (i) The Company shall, at the Closing, deliver to each of you, as the Representatives, a certificate of its Chairman of the Board, its President, any of its Vice Presidents or its Treasurer to the effect that the conditions set forth in paragraphs (a), (g), (h) and (k) of this
   Section 7 have been met, that they are true in all material respects as of such date and attaching true and complete copies of each order required from the Utility Commissions in connection with the issuance of the Securities.

     (j) The Company shall have furnished to the Representatives and their counsel such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the Closing Date as the Underwriters or their counsel may reasonably request.







     (k) The Company shall have performed, in all material respects, such of its obligations under this Agreement that are to be performed at or before the Closing Date.

     (l) The Securities shall have been duly authorized, executed and authenticated in accordance with the provisions of the Indenture and any applicable orders of the Utility Commissions.

     (m) At the time of the Closing, the Indenture shall be in full force and effect, shall have become and shall be qualified under the Trust Indenture Act and shall not have been amended, modified, or supplemented subsequent to the date hereof except as may have been disclosed in the Prospectus or agreed to in writing by the Representatives.

     (n) The Registration Statement shall have become effective on or before the date of this Agreement and shall be effective on the Closing Date.
   The Prospectus shall have been filed with the SEC pursuant to Rule 424 under the Act on or before the date required for such filing pursuant to such Rule.

     [Provision applicable only if debt service insurance option elected by the Company.]

     [(o) In the event that a debt service insurance policy is obtained, an effective debt service insurance policy.]

          8. Conditions of the Company's Obligations. The obligation of the Company to sell and deliver the Securities is subject to the fulfillment of the following conditions at the time of the Closing:

     (a) No stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act and no proceedings for that purpose shall have been instituted or threatened under Sections 8(d) or 8(e) of the Act by the SEC.

     (b) Concurrently with or prior to the delivery of the Securities to you, the Company shall receive the full purchase price to be paid for such Securities.

     (c) There shall be in full force and effect authorizations of each of the Utility Commissions that are required with respect to the participation of the Company in the transactions contemplated herein and in the Registration Statement or the Prospectus, and none of such authorizations shall contain a provision unacceptable to the Company, it being agreed that all such authorizations existing on the date of this Agreement do not contain any such unacceptable provisions other than any provision that the Company has informed the Representatives, on or prior to the date hereof, is unacceptable to the Company.

     (d) The Underwriters' representations hereunder shall be true in all material respects on the date hereof, and such representations shall be true in all material respects on and as of the Closing Date.

          In case any of the conditions specified in this Section 8 shall not have been fulfilled, this Agreement and the Company's obligation to participate in the transactions contemplated herein may be terminated by the Company upon mailing or delivering written notice thereof to the




   Representatives. Any such termination shall be without liability of any party to any other party except to the extent provided in Section 11 hereof.

          9. Events Permitting Termination. The Representatives may terminate the Underwriters' obligations to purchase the Securities at any time before the Closing if any of the following occurs:

     (a) trading in securities listed on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation system ("NASDAQ") shall have been generally suspended, or trading in Company securities on any exchange or NASDAQ on which such securities are traded shall have been suspended, or minimum prices shall have been generally established on the New York Stock Exchange, the American Stock Exchange or NASDAQ, or a general banking moratorium shall have been declared either by the United States of America or New York State authorities, or the United States of America shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States of America as, in the reasonable judgment of the Representatives, to make it impracticable to market the Securities;

     (b) any event or condition which, in the reasonable judgment of the Representatives, renders untrue or incorrect, in any material respect as of the time to which the same purports to relate, the information, including, without limitation, the financial statements, contained or incorporated by reference in the Registration Statement or the Prospectus, or which requires that information not reflected in such Registration Statement or the Prospectus should be reflected therein in order to make the statements and information contained therein not misleading in any material respect as of such time; or

     (c) a downgrading or withdrawal of any rating of the Securities by a nationally recognized statistical rating organization which, in the reasonable judgment of the Representatives, may substantially impair the marketability or reduce the market price of the Securities.

          If the Representatives elect to terminate this Agreement as provided in this Section 9, the Company shall be notified promptly in writing by letter or telegram.

          If the sale to the Underwriters of the Securities, as contemplated by this Agreement, is not consummated by the Underwriters for any reason permitted under this Agreement or if such sale is not consummated because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6 and 11 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

          10. Default by One or More Underwriters. If one or more of the Underwriters defaults, the remaining Underwriters, if any, are obligated to take up and pay for at the Closing additional Securities not exceeding 10% of their respective participations. Should the total aggregate




   participation of the defaulting Underwriter or Underwriters exceed 9.09% of the total principal amount of the Securities to be purchased as set forth on Schedule I attached hereto, (a) the Representatives shall use their best efforts to arrange for a substitute Underwriter or Underwriters within 24 hours of notice from the Company of such default, to purchase all, but not less than all, of the total participation of the defaulting Underwriter or Underwriters upon the terms set forth in this Agreement, and (b) if the Representatives shall fail to arrange for such a substitute Underwriter or Underwriters within such 24-hour period, the Company shall be entitled to an additional 24-hour period within which to arrange for a substitute Underwriter or Underwriters, to purchase all, but not less than all, of the total participation of the defaulting Underwriter or Underwriters upon the terms set forth in this Agreement. In either event, the Representatives or the Company shall have the right to postpone the Closing for a period not to exceed five full business days from the date determined as provided in Section 2 hereof, in order that the necessary changes in the Registration Statement and the Prospectus and any other documents and arrangements may be effected. If the Representatives and the Company shall fail to procure a substitute Underwriter or Underwriters, as above provided, to purchase or agree to purchase all, but not less than all, of the total participation of the defaulting Underwriter or Underwriters, then this Agreement shall terminate. In the event of any such termination, the Company shall not be liable to any non-defaulting Underwriter, nor shall any non-defaulting Underwriter be liable to the Company; provided, however, that each defaulting Underwriter shall not be released from its liability to the Company for damages occasioned by such default under this Agreement.

          The term Underwriter as used in this Agreement shall refer to and include any underwriter substituted under this Section 10 with like effect as if such substituted underwriter had originally been named in Schedule II attached hereto.

          11.  Indemnity by the Company and the Underwriters.

     (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including, without limitation, the reasonable cost of investigation) which, jointly or severally, such Underwriter or such controlling person may incur under the Act, the Exchange Act or otherwise insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing to the Company by, or on behalf of, any Underwriter expressly for use with reference to such Underwriter in the Registration Statement or the Prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information necessary to make such information not misleading, provided,




   however, that the indemnity agreement contained in this Section 11(a) with respect to the Registration Statement or the Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, expense, liability or claim purchased the Securities which are the subject thereof if the Prospectus or any amended Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus or any amended Prospectus, as the case may be, to such person at or prior to the written confirmation of the sale of such Securities to such person.

          If any action is brought against an Underwriter or a controlling person of an Underwriter in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter or such controlling person, as the case may be, shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including, without limitation, the employment of counsel (which counsel shall be reasonably satisfactory to such person or entity, as the case may be) and payment of reasonable expenses related thereto. Such Underwriter and such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person, as the case may be, unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Company (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any claim or action effected without its written consent, which consent shall not be unreasonably withheld.

     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, each of its directors and officers and any person who controls the Company within the meaning of Section 15 of the Act or
   Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including, without limitation, the reasonable cost of investigation) which, jointly or severally, the Company or any such director, officer or controlling person may incur under the Act, the Exchange Act or otherwise insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing to the Company by, or on behalf of, such Underwriter expressly for use with reference to such Underwriter in the Registration Statement or the Prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such written information necessary to make such written information, in the light of





   the circumstances under which such written information is used, not misleading.

          If any action is brought against the Company or any director, officer or controlling person of the Company in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or any such director, officer or controlling person shall promptly notify such Underwriter in writing of the institution of such action and such Underwriter shall assume the defense of such action, including, without limitation, the employment of counsel (which counsel shall be reasonably satisfactory to such person or entity, as the case may
   be) and payment of reasonable expenses related thereto. The Company and such director, officer and controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such action or such Underwriter shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by such Underwriter (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any claim or action effected without the written consent of such Underwriter, which consent shall not be unreasonably withheld.

     (c) If the indemnification provided in this Section 11 is unavailable to an indemnified party under paragraphs (a) and (b) of this Section 11 in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions that resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or




   alleged omission relates to information supplied by the Company or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

     (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
   (c) of this Section 11. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

     (e) The indemnity and contribution agreements contained in this Section 11 and the covenants and representations of the Company and the Underwriters contained in this Agreement shall remain in full force and effect regardless of any investigation made by, or on behalf of, any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Act, or by, or on behalf of, the Company, each of its directors, officers or any person who controls the Company within the meaning of Section 15 of the Act, and shall survive any termination of this Agreement or the issuance and delivery of the Securities. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it or any person who controls it within the meaning of Section 15 of the Act and, in the case of the Company, against any of its officers and directors, in connection with the issuance and sale of the Securities, or in connection with the Registration Statement, the Prospectus or any amendment or supplement thereto.

          [12. Debt Service Insurance. Provisions to be inserted, if applicable.]

          13. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to the Representatives at the address set forth in Schedule I attached hereto and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 550 Route 202-206, P.O. Box 760, Bedminster, New Jersey 07921-0760,
   Attention:  Corporate Secretary.

          14. Parties at Interest. The agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 11




   hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association, corporation or other entity (including, without limitation, a purchaser, as such purchaser, from one or more of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

          15. Counterparts. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.

          16.  Construction.    This Agreement shall be governed by, and
   construed in accordance with, the laws of the State of New York without giving effect to any conflict of law provisions thereof. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

          17.  Time is of Essence.   Time shall be of the essence with
   respect to this Agreement.

          If the foregoing correctly sets forth the understanding among the Company, and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, and the Underwriters, severally.

                                        Very truly yours,

                                        NUI CORPORATION


                                        By:
                                             Name:
                                             Title:
   Accepted and agreed to as of the date first
   above written, on behalf of itself and the
   other several Underwriters named in
   Schedule II attached hereto.

   By:


     By:
          Name:
          Title:

















                                   Schedule I




   Registration Number:

   Representatives Names:

   Address for Notice:






   Description of Securities to be Offered:







   Amount of Securities to be Offered:

   Purchase Price of Securities to be Offered

   Closing Date, Time and Location:





   [Provisions regarding debt service insurance, if any.]












                                   Schedule II


     Underwriters                              Principal Amount of Securities









                                                                  EXHIBIT A-1

    [Letterhead of McWhirter, Reeves, McGlothlin, Davidson & Bakas or other Florida Counsel reasonably acceptable to the Purchasers]


                                             [the Closing Date]


   The Representatives
            Listed in Schedule I to the
            Underwriting Agreement, dated
            ________ __, ____ (the "Agreement"),
            of the several Underwriters named in
            Schedule II to the Agreement

          Mary Patricia Keefe, Esq.
          Vice President and General Counsel
          Elizabethtown Gas Company
          One Elizabethtown Plaza
          Union, New Jersey 07083

          Kaye, Scholer, Fierman, Hays & Handler
          425 Park Avenue
          New York, New York 10022

          Winthrop, Stimson, Putnam & Roberts
          One Battery Park Plaza
          New York, New York 10004


               Re:  $______ ,____________
                      of NUI Corporation


                    We have acted as local counsel to NUI Corporation, a New Jersey corporation (the "Company"), in connection with the sale on the date hereof of $________ aggregate principal amount of the Company's _________________ , to the Underwriters named in
          Schedule II to the Agreement.

                    In such capacity, we have examined originals or copies, identified to our satisfaction, of the Agreement, the Securities (as defined in the Agreement), the Indenture (as defined in the Agreement) and such other documents and instruments as we have deemed necessary or appropriate. We have also examined such certificates, documents and records of officers of the Company and public officials as we have deemed necessary in connection with the opinions hereinafter set forth.

                    Based upon the foregoing, we are of the opinion that:

                    1. The Company is duly qualified to do business in the State of Florida and has full power and authority under the laws of the State of Florida to transact the business in which it is engaged in the State of Florida and to own and operate the properties used by it in such business.


                                      A-1-1


                    2. The Florida Public Service Commission has issued appropriate orders with respect to authorizing the execution, delivery and performance by the Company of the Agreement, the Indenture and the Securities and no other approval or consent is required to be obtained, nor is any filing with any governmental authority required to be made, by the Company under the laws of the State of Florida in connection with the execution, delivery and performance of the Agreement, the Indenture or the Securities or the consummation of the transactions contemplated thereby; provided, however, that we express no opinion with respect to the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction of the United States of America.

                    The reference to filings required by governmental authorities or approvals and consents does not encompass informational, post-closing "consummation reports" routinely submitted to the Florida Public Service Commission after it has provided the requisite authority for the transaction.

                    We express no opinion regarding any law other than the laws of the State of Florida.


                                                  Very truly yours,






                                      A-1-2


                                                                EXHIBIT A-2

               [Letterhead of Piper & Marbury or other Maryland Counsel
                       reasonably acceptable to the Purchasers]

                                                       [the Closing Date]

                                (Points to be covered)

                    1. The Company is duly qualified to do business in the State of Maryland and has full power and authority under the laws of the State of Maryland to transact the business in which it is engaged in the State of Maryland and to own and operate the properties used by it in such business.

                    2. No approval or consent is required to be obtained, nor is any filing with any governmental authority required to be made, by the Company under the laws of the State of Maryland in connection with the execution, delivery and performance of the Agreement, the Indenture or the Securities or the consummation of the transactions contemplated thereby; provided, however, that we express no opinion with respect to the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction.









                                        A-2-1


                                                                EXHIBIT A-3

               [Letterhead of Cullen & Dykman or other New York Counsel
                       reasonably acceptable to the Purchasers]

                                                       [the Closing Date]

                                (Points to be covered)

                    1. The Company is duly qualified to do business in the State of New York and has full power and authority under the laws of the State of New York to transact the business in which it is engaged in the State of New York and to own and operate the properties used by it in such business.

                    2. The Public Service Commission of the State of New York has issued appropriate orders with respect to the execution, delivery and performance by the Company of the Agreement, the Indenture and the Securities, and no other approval or consent is required to be obtained, nor is any filing with any governmental authority required to be made, by the Company under the laws of the State of New York in connection with the execution, delivery and performance of the Agreement, the Indenture or the Securities or the consummation of the transactions contemplated thereby; provided, however, that we express no opinion with respect to the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction.
































                                        A-3-1


                                                                EXHIBIT A-4

            [Letterhead of Brooks, Pierre, McLendon, Humphrey & Leonard or other
            North Carolina Counsel reasonably acceptable to the Purchaser]

                                                       [the Closing Date]

                                (Points to be covered)

                    1. The Company is duly qualified to do business in the State of North Carolina and has full corporate and regulatory power and authority under the laws of the State of North Carolina to transact the business in which it is engaged in the State of North Carolina and to own and operate the properties used by it in such business.

                    2. No approval or consent is required to be obtained, nor is any filing with any governmental authority required to be made, by the Company under the laws of the State of North Carolina in connection with the execution, delivery and performance of the Agreement, the Indenture or the Securities or the consummation of the transactions contemplated thereby; provided, however, that we express no opinion with respect to the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction.

































                                        A-4-1


                                                                EXHIBIT A-5

            [Letterhead of Malatesta, Hawke, McKeon or other Pennsylvania
                   Counsel reasonably acceptable to the Purchasers]

                                                       [the Closing Date]

                                (Points to be covered)

                    1. The Company is duly qualified to do business in the Commonwealth of Pennsylvania and has full power and authority under the laws of the Commonwealth of Pennsylvania to transact the business in which it is engaged in the Commonwealth of Pennsylvania and to own and operate the properties used by it in such business.

                    2. The Public Utility Commission of the Commonwealth of Pennsylvania has issued the appropriate Secretarial Letter with respect to the execution, delivery and performance by the Company of the Agreement, the Indenture and the Securities, and no other approval or consent is required to be obtained, nor is any filing with any governmental authority required to be made, by the Company under the laws of the Commonwealth of Pennsylvania in connection with the execution, delivery and performance of the Agreement, the Indenture or the Securities or the consummation of the transactions contemplated thereby; provided, however, that we express no opinion with respect to the necessity for any qualification or other action under the Blue Sky or securities laws of any jurisdiction.





















                                        A-5-1